Exhibit 99.1

S&T Bancorp, Inc

S&T Bancorp, Inc

Todd Brice

President and

Chief Executive Officer

Mark Kochvar

Sr. EVP and

Chief Financial Officer

S&T Bancorp, Inc

Forward-Looking Statement and Risk Factors

• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities. Forward-looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions. Actual results and performance could differ materially from those anticipated by these forward-looking statements. Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.

• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements. Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

S&T Bancorp, Inc

S&T Bancorp Corporate Profile

Headquartered in Indiana, PA

$4.1 Billion in Assets (as of 06.30.10)

Institutional Ownership: 38%

Insider Ownership: 5%

$554.5 Million Market Cap. (as of 08.05.10)

Single-bank holding company with 53 offices and 6 insurance locations

Stock Symbol: STBA-NASDAQ Global Select

Stock Price: $19.93 (as of 08.05.10)

Recognized as one of the country’s best bank brands by the national Bancography Brand Value Index in 2009.

Ranked by J.D.Po wer and Associates as being one of the top four customer favorite banks in the Mid-Atlantic Region in 2010.

Past Awardee for being one of the Best Places to Work in PA.

Ranked as one of the Best Employers for

Workers Over 50 by the AARP in 2009.

S&T Bancorp, Inc

Investor Highlights

•Historically High Performing Bank

•Experienced Management Team

•Relationship Banking Model

•Well-Positioned for Growth

S&T Bancorp, Inc

Select PA Bank Holding Companies

Assets ROA* ROE*

Fulton $16.6 0.59% 4.81%

Susquehanna 13.9 0.03 0.19

National Penn 9.2(0.08)(0.68)

FNB 8.8 0.77 6.48

FCF 6.1 0.01 0.12

S&T Bancorp 4.1 0.86 6.35

Data Source: SNL YTD June 30, 2010 / *Annualized using net income available to common shareholders

Dollars in billions

S&T Bancorp, Inc

Stock Performance

Price P/BV P/TBV P/E*

Fulton $ 9.05 97% 137% 16

Susquehanna 8.79 57 122 73

National Penn 6.64 90 133 55

FNB 8.64 94 200 16

FCF 5.05 67 89 26

S&T Bancorp 19.93 120 193 16

*Estimated 2010 Earnings Data Source: SNL as of 08/05/10

S&T Bancorp, Inc

Marcellus Shale Distribution

Pennsylvania

S&T Bank Regional Footprint

S&T Bank Locations

Marcellus Share Formation

S&T Bancorp, Inc

Marcellus Shale Impact

•Fully developed, the Marcellus Shale has the potential to be the second largest natural gas field in the world.

•The natural gas found in the Marcellus could be equivalent to the energy content of 87 billion barrels of oil, enough to meet the demand of the entire world for nearly three years.

•Potential to create thousands of jobs and billions in annual revenue for the state.

Source: www.iogapa.org

S&T Bancorp, Inc

Quarterly Summary

2010 2010 2009

Second First Second

Quarter Quarter Quarter

Net Income (Loss) $7.9 $9.8($10.2)

Diluted Common Earnings per Share $0.28 $0.35($0.37)

Common Return on Average Assets* 0.76% 0.96%(0.95%)

Common Return on Average Equity* 5.60% 7.12%(7.44%)

Dollars in millions

* Annualized

S&T Bancorp, Inc

Income Statement

2010 2010 2009

Second First Second

Quarter Quarter Quarter

Net Interest Income – FTE $37.8 $37.1 $37.9

Noninterest Income 11.4 11.2 11.8

Total Revenue 49.2 48.3 49.7

Noninterest Expense(25.7)(27.9)(32.8)

Security Gains (Losses) 0.1 0.1(1.3)

Provision for Loan Losses(9.1)(4.4)(32.2)

Net Income (Loss) Before Taxes 14.5 16.1(16.6)

Taxes(5.1)(4.8) 7.9

Preferred Stock Dividends(1.5)(1.5)(1.5)

Net Income (Loss) Available to Common

Shareholders $7.9 $9.8($10.2)

Diluted Common Earnings per Share $0.28 $0.35($0.37)

Dollars in millions

S&T Bancorp, Inc

Net Interest Margin

2010 2010 2009

Second First Second

Quarter Quarter Quarter

Securities 4.20% 4.35% 4.30%

Loans 5.08 5.08 5.25

Total Earning Assets 5.05 5.02 5.15

Deposits 1.15 1.21 1.52

Borrowings 2.79 2.47 2.43

Total Costing Liabilities 1.27 1.33 1.66

Net Interest Margin—FTE 4.05 4.00 3.86

S&T Bancorp, Inc

Noninterest Income

2010 2010 2009

Second First Second

Quarter Quarter Quarter

Community Banking $ 6.6 $ 5.5 $ 5.4

Wealth Management 1.9 2.0 1.9

Insurance 2.0 2.4 2.0

Letters of Credit / Loan 0.8 0.6 1.0

Mortgage Banking 0.2 0.4 1.2

Other(0.1) 0.3 0.3

Total $11.4 $11.2 $11.8

Dollars in millions

S&T Bancorp, Inc

Balance Sheet

June 30, March 31, June 30,

2010 2010 2009

Securities $340 $352 $409

Loans, Net 3,343 3,335 3,402

Other 456 449 433

Total Assets $4,139 $4,136 $4,244

Deposits $3,297 $3,346 $3,156

Borrowings 227 184 499

Other 49 45 56

Equity 566 561 533

Total Liabilities & Equity $4,139 $4,136 $4,244

Dollars in millions

S&T Bancorp, Inc

Loan Portfolio

June 30, March 31, June 30,

2010 2010 2009

Consumer

Home Equity $451 $457 $454

Residential Mortgage 364 360 381

Consumer Installment 77 77 83

Construction 10 9 11

Total Consumer $902 $903 $929

Commercial

Commercial Real Estate $1,424 $1,423 $1,388

Commercial & Industrial 734 715 767

Construction 337 357 376

Total Commercial $2,496 $2,495 $2,531

Total Loans $3,397 $3,398 $3,460

Dollars in millions

S&T Bancorp, Inc

Asset Quality

June 30, December 31,

2010 2009 2008 2007 2006

Nonperforming Loans / Total Loans 2.28% 2.67% 1.19% 0.60% 0.74%

Nonperforming Assets / Total Loans Plus 2.41 2.80 1.21 0.62 0.76

OREO

Net Charge-offs / Average Loans* 1.14 1.60 0.31 0.17 0.49

Loan Loss Reserve / Total Loans 1.59 1.75 1.20 1.23 1.25

Loan Loss Reserve / Nonperforming Loans 70 66 101 204 167

*YTD June 30, 2010 Annualized

S&T Bancorp, Inc

Nonperforming Loans

June 30,% of

Consumer 2010% NPL Total NPL

Home Equity $ 1.8 0.39 2

Residential Mortgage 7.4 2.03 10

Consumer Installment 0.1 0.12 -

Construction——

Total Consumer $ 9.3 1.03 12

Commercial

Commercial Real Estate $ 51.0 3.59 66

Commercial & Industrial 2.3 0.31 3

Construction 14.7 4.36 19

Total Commercial $ 68.0 2.73 88

Total Nonperforming Loans $ 77.3 2.28 100

Nonperforming Loans (NPL) are loans where collection of interest or principal is doubtful, or generally when interest or principal payments are 90 days or more past due.

Dollars in millions Specific reserves $7.8 USDA Guarantee $6.8

S&T Bancorp, Inc

Construction & CRE by Type

June 30, June 30,

Type 2010% of Total 2009 Change

Retail/Strip Malls $ 298 17 $ 298 $ -

Residential Rental Properties 286 16 257 29

Offices 224 13 241(17)

Hotels 192 11 144 48

Manuf/Industrial/Warehouse 137 8 116 21

RE Develop – CL 105 6 111(6)

Flex/Mixed Use 102 6 102 -

Healthcare/Education 95 5 94 1

RE Develop – Residential 75 4 113(38)

Miscellaneous 247 14 288(41)

Total $1,761 100 $1,764($ 3)

Dollars in millions

S&T Bancorp, Inc

Construction & CRE – NPL by Type

June 30,% of

Type 2010% NPL Total NPL

Retail/Strip Malls $ 5.5 1.83 8

Residential Rental Properties 15.7 5.50 24

Offices 1.9 0.83 3

Hotels 3.6 1.85 5

Manuf/Industrial/Warehouse 3.6 2.64 6

RE Develop – CL 7.4 7.10 11

Flex/Mixed Use 2.4 2.31 4

Healthcare/Education 3.4 3.62 5

RE Develop – Residential 5.1 6.79 8

Miscellaneous 17.2 6.96 26

Total $65.8 3.73 100

Dollars in millions

S&T Bancorp, Inc

Construction & CRE by Location

June 30,% of June 30,

Location 2010 Total 2009 Change

Pennsylvania $1,405 80 $1,437($32)

New York 102 5 97 5

Ohio 78 4 75 3

Arizona 19 1 19 -

North Carolina 17 1 15 2

Florida 10 1 17(7)

Southeast Region 56 3 41 15

Midwest Region 26 1 18 8

Southwest Region 14 1 10 4

Western Region 13 1 12 1

Mid-Atlantic Region 12 1 11 1

New England 9 1 12(3)

Total $1,761 100 $1,764($ 3)

Dollars in millions

S&T Bancorp, Inc

Construction & CRE – NPL by Location

June 30,% of

Location 2010% NPL Total NPL

Pennsylvania $50.1 3.57 76

New York 3.3 3.20 5

Ohio——

Arizona 0.5 2.44 1

North Carolina 2.5 15.14 4

Florida——

Southeast Region——

Midwest Region——

Southwest Region 3.1 22.15 5

Western Region——

Mid-Atlantic Region——

New England 6.3 66.92 9

Total $65.8 3.73 100

Dollars in millions

S&T Bancorp, Inc

Securities

2010 2010 2009

Second First Second

Quarter Quarter Quarter

Agencies $124 $118 $133

Agency CMO 50 55 68

Agency MBS 54 58 70

Municipals 78 86 100

Equities 11 12 15

FHLB Stock 23 23 23

Total $340 $352 $409

All securities are classified as available-for sale Dollars in millions

S&T Bancorp, Inc

Deposits

2010 2010 2009

Second First Second

Quarter Quarter Quarter

Noninterest-bearing Demand $ 733 $ 709 $ 630

Interest-bearing Demand 260 253 232

Money Market 251 251 193

Savings 743 753 746

Certificates of Deposit < $100K 845 878 951

Certificates Of Deposit > $100K 465 502 404

Total $3,297 $3,346 $3,156

Dollars in millions

S&T Bancorp, Inc

Borrowings

2010 2010 2009

Second First Second

Quarter Quarter Quarter

Repos and FFP $ 44 $ 48 $ 97

Short-term Borrowings 52—195

Long-term Borrowings 40 45 116

Subordinated Debt 70 70 70

Trust Preferred 21 21 21

Total $227 $184 $499

Dollars in millions

S&T Bancorp, Inc

Capital

June 30 March 31 June 30 Well-

2010 2010 2009 Capitalized

Leverage* 10.64% 10.51% 9.56% 5.00%

Tier 1 – Risk-Based Capital* 12.52 12.40 11.33 6.00

Total – Risk-Based Capital* 15.87 15.75 14.60 10.00

Tangible Common Equity /

Tangible Assets 7.23 7.09 6.23 NA

*Includes CPP of $108.7 million

S&T Bancorp, Inc

THE S&T ROAD MAP:

Collaborating Around The Customer

OPERATIONS

MARKETS

DELIVERY CHANNELS

RISK MANAGEMENT

Brand

Brand

Brand

Brand

TRANSACTION

CREDIT

INSURANCE

INVESTMENT

Customer Value Proposition

S&T Bancorp, Inc

S&T Strategy Map

High Performance

One Customer at a Time

Integration

Culture of Market Develop & Align Shareholder Based on Collaboration Composition Infrastructure Value Customer Needs

S&T Bancorp, Inc